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                                 EXHIBIT 10.33

                                    FORM OF

                               1999 NONQUALIFIED

                             STOCK OPTION AGREEMENT

                           FOR NON-EMPLOYEE DIRECTORS

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                           COMMUNITY BANCSHARES, INC.
                    1999 NONQUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

         THIS AGREEMENT is made and entered into as of December 4, 1999, between grantor Community Bancshares, Inc., a Delaware corporation (the "Corporation") and grantee, ________________ (the "Director").

                                  WITNESSETH:

         The Board of Directors of the Corporation (the "Board") on December 4, 1999 approved the grant to Director of awards under the Corporation's long-term incentive program and established the terms and conditions of such awards, as contained in this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. GRANT OF OPTION. Director shall have the right and option to purchase on the terms and conditions set forth herein, all or any part of an aggregate of ______ shares ("Option Shares") of the $.10 par value common stock of the Corporation (the "Common Stock") at the purchase price of $20.00 per share (the "Option Price"). The Option Price is 100% of the fair market value of the Common Stock on December 4, 1999, the date of the grant of the option covered by this Agreement.

         2. TERMS AND CONDITIONS. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

         (a) Expiration Date. The option shall expire five (5) years after the date of grant (the "Expiration Date"). After the Expiration Date, the parties shall have no further rights or obligations hereunder.

         (b) Exercise of Option. The option covered by this Agreement may be exercised by Director from time to time, in whole or in part, at any time prior to the Expiration Date subject to the restrictions in Section 2(d), (e) and (f) and Section 8.

         (c) Method of Exercise and Payment of Purchase Price Upon Exercise. The Director may elect to exercise the option by giving written notice of such election to the Corporation, in such form as the Board may require, accompanied by payment in cash or in such other manner as may be approved by the Board, of the full purchase price of the Option Shares for which the election is made. As determined by the Board, in its sole discretion, payment in full or in part may be made in the form of unrestricted Common Stock already owned by the Director (provided that the shares of Common Stock which are tendered must have been held by the Director for at least six (6) months prior to their tender to satisfy the exercise price) or in the form of a withholding of sufficient shares of Common Stock otherwise issuable upon the exercise of the option to constitute payment of the purchase price, based, in each case, on the fair market value of the Common Stock on the date the option is exercised. Further, upon written request and authorization of the Director and to the extent permitted by applicable law, the Board may allow arrangements whereby an option may be exercised and the exercise price (together with any tax withholding obligations of the Director) paid pursuant to arrangements with brokerage forms permitted under Regulation T of the Board of Governors of the Federal Reserve System (or successor regulations or statutes).

         (d) Exercise Upon Death. In the event that Director ceases to serve as a director of Corporation or its subsidiaries by reason of death, the option may thereafter be exercised as to all shares subject to the option by the legal representative of the estate or by the person or persons entitled to the option under the


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Director's will or the laws of descent and distribution, as appropriate, until the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date of the Director's death.

         (e) Exercise Upon Termination of Directorship by Reason of Disability. In the event that Director ceases to be a director of the Corporation or its subsidiaries by reason of Disability (as defined below), the option may thereafter be exercised as to all shares subject to the option until the earlier of (i) the expiration of the stated term of the option or (ii) the first anniversary of the date that Director is determined by the Corporation to be disabled.

         (f) Exercise Upon Termination of Directorship by Reason Other than Death or Disability. The option or any unexercised portions thereof shall expire upon the earlier of (i) the expiration of the stated term of the option or (ii) the 90th day after the Director ceases to be a director of the Corporation and its subsidiaries for any reason other than death or Disability. Provided, however, if the Director ceases to be a director for Cause (as defined below), the option shall expire on the date the Director ceases to be a director.

         3. TAX LIABILITY. Upon exercise of the option and request by the Director of the Corporation, the Corporation shall pay to Director the applicable federal and state income tax liability resulting from any gain to be recognized by the Director from the exercise. The Corporation shall have the right to base payment upon the highest marginal tax rates annualizing the Director's compensation from the Corporation and adding the gain recognized from the exercise assuming a standard deduction and the most favorable filing status for the minimization of tax liability to the Director. If, upon subsequent filing of the Director's tax returns for the tax year encompassing the date of the exercise of the option, the amount paid to Director by the Corporation varies by more that $500.00, the Director shall have the right to make written demand upon the Corporation for additional reimbursement within 90 days of the date of filing of the returns. Such written demand shall be accompanied by a certified copy of the filed tax returns and all supporting forms and schedules thereto for review by the Corporation. The Corporation shall pay any additional amounts due within 30 days of receipt of proper demand from the Director. Provided, however, that nothing in this Section 3 shall apply to the Director if at the time the option is exercised the Director has ceased to be a director of the Corporation or its subsidiaries unless the termination of his status as a director is on account of the Director's Retirement (as defined below), death or Disability or occurs following a Change in Control of the Corporation.

         4. NO RIGHTS AS SHAREHOLDER OR TO EMPLOYMENT OR DIRECTORSHIP. No option granted hereunder shall entitle the holder thereof to any rights as a shareholder in the Corporation with respect to any shares to which the option relates until such shares have been paid for in full and issued. Furthermore, the option shall not confer upon the Director any rights of employment with the Corporation of any of its subsidiaries or any rights to continue as a director of the Corporation or any of its subsidiaries or affect the right of the Corporation or its subsidiaries to terminate the directorship of the Director at any time, with or without cause.

         5. RESTRICTIONS ON TRANSFER OF SHARES. Director hereby agrees for himself or herself and his or her legal representative, heirs and distributees, that if a registration statement covering the shares issuable upon exercise of any option hereunder is not effective under the Securities Act of 1933, as amended (the "Act"), at the time of such exercise, or if some other exemption from the provisions of the Act is not available, then all shares of Common Stock then received or purchased upon such exercise shall be acquired for investment, and that the notice of exercise delivered to the Corporation shall be accompanied by a representation in writing acceptable in scope and form to counsel to the Corporation and signed by Director or Director's legal representative, heirs or distributees, as the case may be, to the effect that the shares are being acquired in good faith for investment and not with a view to distribution thereof. Any shares so acquired may be deemed restricted securities under Rule 144 as promulgated by the Securities and


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Exchange Commission under the Act, and as the same may be amended or replaced and subject to restrictions upon sale or other disposition.

         6. REGISTRATION OF SHARES. If at any time the Board shall determine that the listing, registration or qualification of any shares subject to the option upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental or regulatory body is necessary or desirable as a condition of or in connection with the issuance or purchase of shares hereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions not acceptable to the Board.

         7. TRANSFER OF RIGHTS. This option is not transferable except by will or by the laws of descent and distribution and shall be exercisable during Director's lifetime only by Director. After the death of Director, this option may be exercised only by Director's estate or by the person or persons entitled to the option under Director's will or the laws of descent and distribution, as appropriate. In the event the option is transferred to the Director's estate, the option may be exercised by the estate only to the extent that the Director would have been entitled had the option not been transferred.

         8. COMPETITION WITH THE CORPORATION - COVENANT NOT TO COMPETE. In consideration of the grant by the Corporation of the option, Director agrees with the Corporation as follows:

         (a) While Director is a director of the Corporation or one or more of its subsidiaries (hereinafter collectively referred to as the "Company"), Director will devote his or her entire time, energy and skills to the service of the Company. Except as provided in Section 2 hereof, no option granted under this Agreement shall be exercised after the Director ceases to be a director of the Company.

         (b) Director will not, while he is a director of the Company, or for a period of two years after he ceases to be a director of the Company for any reason, directly or indirectly, either individually or as a stockholder (except for passive investments of less than one percent of the outstanding shares), director, officer, consultant, independent contractor, employee, agent, member or otherwise of or through any corporation, partnership, association, joint venture, firm, individual or otherwise (hereinafter "Firm"), or in any other capacity:

                  (i) Carry on or engage in a business like or similar to any business engaged in by the Company either (A) in the county in which the Director resides at the time he ceases to be a director of the Company or (B) within a 25-mile radius of the location where the Director resides at the time he ceases to be a director of the Company; or

                  (ii) Solicit or do business (like or similar to any business engaged in by the Company) with any customer of the Company either (A) in the county in which the Director resides at the time he ceases to be a director of the Company or (B) within a 25-mile radius of the location where the Director resides at the time he ceases to be a director of the Company; or

                  (iii) Solicit, directly or indirectly, any employee of the Company to leave their employment with the Company for any reason. For purposes of this Agreement, the Company and Director agree that Director shall be deemed to have solicited any employee in violation of this Agreement if such employee is hired by Director or his or her Firm within six
                  (6) months of Director's last employment date with the Company.


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         The above two-year period shall be extended by any period of time during which Director is in default of the covenants contained in this Agreement.

         (c) During the term Director is a director of the Company and thereafter, Director shall not divulge, or furnish or make accessible to any third party, company, corporation or other organization (including, but not limited to, customers, competitors or governmental agencies), without the Corporation's prior written consent, any trade secrets, customer lists, information regarding customers, or other confidential information concerning the Company or its business, including without limitation, confidential methods of operation and organization, trade secrets, confidential matters related to pricing, markups, commissions and customer lists.

         (d) In the event of a breach or threatened breach by Director of all or any part of the provisions of subdivisions (b) or (c) of this Section 8, the Company shall be entitled to an injunction restraining Director from such breach without limiting any other rights or remedies available to the Company for such breach or threatened breach.

         (e) Director specifically recognizes and affirms that each of the covenants contained in subdivisions (b) and (c) of this Section 8 is a material and important term of this Agreement which has induced the Company to provide for the award of the option granted hereunder, and Director further agrees that should all or any part or application of subdivisions (b) or (c) of Section 8 of this Agreement be held or found invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction in an action between Director and the Company, the Corporation shall be entitled to receive (but not obligated to acquire) from Director all Common Stock held by Director which was obtained by Director under this Agreement (including all shares obtained by virtue of any stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or other transaction, hereinafter "stock dividends") by returning to Director for each share received the Option Price paid by Director (as adjusted for stock dividends). If Director has sold, transferred, or otherwise disposed of Common Stock obtained under this Agreement (including all shares obtained by virtue of any stock dividend), the Corporation shall be entitled to receive from Director the difference between the Option Price paid by Director and the fair market value of the Common Stock (including all shares obtained by virtue of any stock dividends) on the date of sale transfer or other disposition, and all payments made by the Corporation for payment of federal and state income tax liability under the provisions of paragraph "3" herein.

          (f) Notwithstanding any provision to the contrary herein contained, Section 8(b) shall not apply:

                  (i) Upon the termination of the Director's directorship by the Corporation other than for Cause within one (1) year following a Change in Control of the Corporation; and

                  (ii) Upon the voluntary termination of the directorship by the Director for any reason within the thirty (30) day period immediately after the one (1) year period following a Change in Control of the Corporation.

         9. DEFINITIONS. For the purposes of this Agreement, the following terms shall have the definitions set forth below:

         (a) "Cause" means (i) any act (A) that constitutes, on the part of the Director, fraud, dishonesty, a felony or gross malfeasance of duty and
(B) that directly results in a material injury to the Corporation; or (ii) conduct by the Director in his capacity as a director that is grossly inappropriate and demonstrably likely to lead to material injury to the Corporation, as determined by the Board acting reasonably and in good faith; provided, however, that in the case of (ii) above, such conduct shall not constitute Cause unless


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the Board shall have delivered to the Director notice setting forth with specificity (A) the conduct deemed to qualify as Cause, (B) reasonable action that would remedy such objection, and (C) a reasonable time (not less than 30 days) within which the Director may take such remedial action, and the Director shall not have taken such specified remedial action within such specified reasonable time.

         (b) "Change in Control of the Corporation" means (i) the acquisition, directly or indirectly, by any "person" (within the meaning of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") within any twelve-month period of securities of the Corporation representing an aggregate of twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation, cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved in advance by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; or (iii) consummation of a merger or consolidation or other business combination of the Corporation with any other person, other than a merger, consolidation or business combination which would result in the outstanding Common Stock immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into common stock of the surviving entity or a parent or affiliate thereof) at least sixty percent (60%) of the outstanding common stock of the Corporation or such surviving entity or parent of affiliate thereof outstanding immediately after such merger, consolidation or business combination; or (iv) a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets; or (v) the occurrence of any other event or circumstance which is not covered by (i) through (iv) above which the Board determines affects control of the Corporation and, in order to implement the purposes of this agreement, adopts a resolution that such event or circumstance constitutes a Change in Control for purposes of this agreement.

         (c) "Disability" means total and permanent disability as determined under the Corporation's long-term disability plan (whether or not the Director is covered under the terms of such plan).

         (d) "Retirement" means termination of the Director's status as a director pursuant to the mandatory retirement provisions of the Directors Policy or under such circumstances as the Corporation's Board of Directors shall determine.

         10. DISPOSITION OF SHARES. Director agrees to notify the Corporation promptly of the disposition of any shares of Common Stock purchased pursuant to this option which are disposed of within one year after transfer of such shares to Director, or within two years of the date of the grant of such option. For purposes of such notification, "disposition" shall have the meaning assigned to it in Section 425(c) of the Code.

         11. ADJUSTMENT OF AWARDS. In the event of any change in corporate capitalization, such as stock split, or a corporate transaction, such as a merger, consolidation, separation or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Corporation, such adjustment shall be made in the number and class of and/or price of the Option Shares as may be determined to be appropriate and equitable by the Corporation's Board of Directors, in its sole discretion, to prevent dilution or enlargement of the benefits or potential benefits intended to be available under this agreement; provided that the number of Option Shares shall always be a whole number.

         12. INTERPRETATION. Any question of interpretation or application of this Agreement shall be resolved by the Corporation's Board of Directors and its determination shall be final and binding on the Corporation and Director.


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         13.      NOTICES. All notices hereunder shall be in writing and, if to the Corporation, shall be delivered personally to the Chairman or mailed to the Corporation's principal office at P.O. Box 1000, Blountsville, Alabama 35031, addressed to the attention of the Chairman; and if to Director, shall be delivered personally or mailed to him at the address noted below. Such addresses may be changed at any time by notice from one party to the other.

         14. BINDING EFFECT. This Agreement shall bind and inure to the benefit of the parties hereto, the successors and assigns of the Corporation and the person to whom the rights of Director are transferred by will or the laws of descent and distribution.

         15. AMENDMENT. This Agreement may be amended from time to time by the Board, but no such amendment shall impair the rights of the Director without the Director's consent.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                COMMUNITY BANCSHARES, INC.



                                By:
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                                Kennon R. Patterson, Sr.
                                Chairman, President and Chief Executive Officer



WITNESS:                        DIRECTOR:




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                                Signature

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                                Address

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